UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2006

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas, Suite 2500, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Section 5 - Corporate Governance and Management

This Form 8-K describes modifications to the compensation arrangements for certain of our executive officers and directors made at the December 12, 2006 Board of Directors’ meeting. The modifications include changes in director compensation, adjustments to the base compensation for 2007 for three of our Named Executive Officers and changes to our Severance Protection Plan. Otherwise the compensation arrangements and plans previously described in previous filings remain in place.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors’ Compensation Arrangements

At its meeting on December 12, 2006, the Board of Directors approved increasing the 2007 retainer fee for the independent directors to $40,000 from $30,000 per year. We will continue to pay Denbury a fee of $120,000 annually for providing four of its executives as directors of Genesis.

Additionally, the fees for attendance at meetings by all non-employee directors were changed to $2,000 for each meeting attended in person and $1,000 for meetings attended telephonically. This fee is applicable to meetings of the Board of Directors and committee meetings, however only one meeting fee can be earned per day. Meeting fees for the four executives provided by Denbury as directors will be paid to Denbury. Previously, independent directors received a fee of $1,500 for each Audit Committee meeting attended.

The Audit Committee Chairperson will continue to receive an annual fee of $4,000 for service in that role.

The non-employee directors receive stock appreciation rights under the same terms as the Executive Officers of the General Partner, pursuant to the Genesis Energy, Inc. Stock Appreciation Rights Plan. The awards to be granted to those directors for 2006 will consist of 1,000 rights, and are expected to be granted in late December 2006.

Severance Protection Plan

At its meeting on December 12, 2006, the Board of Directors approved amendments to our Severance Protection Plan, primarily to update the lists of participants in the Plan. The Amended and Restated Genesis Energy Severance Protection Plan is attached hereto as Exhibit 10.1.

Executive Officers’ Base Salaries

At its meeting on December 12, 2006, the Compensation Committee of the Board of Directors increased the base salaries of three of our Named Executive Officers effective January 1, 2007. Base salaries for 2007 will be $200,000 for Ross Benavides, $185,000 for Kerry Mazoch and $175,000 for Karen Pape.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

10.1 Genesis Energy Amended and Restated Severance Protection Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, l.P. (A Delaware Limited Partnership) By: Genesis Energy, Inc., as General Partner

Date: December 15, 2006	By:	/s/ ROSS A. BENAVIDES

Ross A. Benavides Chief Financial Officer